SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of report: June 17, 2005


                         Ventures-National Incorporated
             (Exact Name of Registrant as Specified in its Charter)

            Utah                    000-32847                87-0433444
 (State of Incorporation)    (Commission File Number)    (IRS Employer ID)


                        44358 Old Warm Springs Boulevard
                            Fremont, California 94538
                    (Address of principle executive offices)


                                 (510) 824-1200
                         (Registrant's telephone number,
                              including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, or Appointment of Principal Officers

     On June 17, 2005, Kenneth L. Shirley resigned as a member of the Board of Directors of Ventures-National Incorporated (the "Company"). Mr. Shirley served on a Board committee to evaluate strategic business opportunities.


Item 9.01         Financial Statements and Exhibits


Exhibit
Number                        Description
--------------------------------------------------------------------------------

10.1              Resignation of Kenneth L. Shirley

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                   VENTURES-NATIONAL INCORPORATED


                            By:/s/ Daniel D. Guimond
                                   -----------------
                                   Daniel D. Guimond
                                   Chief Financial Officer

Date:  June 23, 2005